FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                     6/12/01


                             REDOX Technology Corp.
             (Exact name of registrant as specified in its charter)


                Delaware              033-22142-FW          55-0681106
                --------              ------------          ----------
     (State of Jurisdiction of       (File Number)           (Federal
   incorporation or organization)                          Identification
                                                              Number)



                     340 N. Sam Houston Pkwy. E., Suite 250
                              Houston, Texas 77060
                    ----------------------------------------
                     (Address of principal Executive Offices
                        and principal place of business)


                                 (281) 445-0020
               --------------------------------------------------
              (Registrant's telephone number, including area code)



                                 (281) 445-0022
                  --------------------------------------------
                  (Registrant's facsimile, including area code)



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                                 ITEMS REPORTED

ITEM 4.

Our financial statements for the past seven fiscal years, ended December 31, 1993 through December 31, 2000 inclusive, were audited by Want & Ender CPA, PC. On June 12,2001, by action of the Board of Directors, we terminated our auditor-client relationship with that firm. The report of Want & Ender CPA, PC on the financial statements did not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope, or accounting principles. There were no disagreements between the Company and Want & Ender CPA, PC with respect to any matter of accounting principals or audit scope. In June of 2001, the Board of Directors appointed Malone & Bailey, PLLC, and, by action of the Board, that firm was engaged on June 12, 2001. Prior to its engagement, Malone & Bailey, PLLC was not consulted by the company with respect to any matter.






                                   SIGNATURES


Pursuant of the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    REDOX TECHNOLOGY CORP.
                                       (Registrant)



DATE:     6/12/01                   By:   /s/ Clifton Douglas
                                         ----------------------------
                                          Clifton Douglas
                                          Secretary/Director





EXHIBIT INDEX


16.1 Former Accountant's response letter.